UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03131

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: July 31, 2010

Date of reporting period: January 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Global Thematic Growth Fund

January 31, 2010

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

March 10, 2010

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Thematic Growth Fund (the “Fund”) for the semi-annual reporting period ended January 31, 2010.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation.

The Fund pursues a high risk strategy, using AllianceBernstein Research to identify opportunistic investments in innovation, and is offered as a satellite to supplement core investment strategies. AllianceBernstein L.P. (the “Adviser”) employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies.

Drawing on the global fundamental and quantitative research capabilities of the Adviser, and its economists’ macro-economic insights, the Fund’s investment strategy seeks to identify long-term trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the

Fund’s portfolio and which are expected to change over time based on the Adviser’s research. In addition to this “top-down” thematic approach, the Adviser will also use a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a universe of approximately 2,600 mid- to large- capitalization companies worldwide for investment.

The Fund invests in securities issued by US and non-US companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Fund invests in both developed and emerging market countries. Under normal market conditions, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by the Adviser) in securities of non-US companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Fund’s assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser’s assessment of the appreciation potential of such securities. The Fund may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned com

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	1

panies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero coupon bonds. Normally, the Fund invests in about 60-80 companies.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities’ positions when it finds the currency exposure unattractive. To hedge a position of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

Investment Results

The table on page 5 shows the Fund’s performance compared to the benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index (net), for the six- and 12-month periods ended January 31, 2010.

The Fund’s Class A shares without sales charges underperformed the bench mark for the six-month period, but outperformed the benchmark significantly over the longer 12-month period.

For both periods, security selection accounted for at least 75% of the Fund’s relative performance, reflecting stock-specific conviction in key thematic holdings. For the six-month period, strong security selection in the consumer discretionary, consumer staples and technology sectors was offset by security selection in the industrials, financials and materials sectors. While the Fund’s exposure to emerging markets helped performance over the 12-month period, five of the 10 largest detractors over the six-month period were principally exposed to either China or India, as those markets peaked earlier in 2009 and corrected more than developed markets. Over the 12-month period, seven of the 10 principal sectors in the current benchmark contributed positively to the Fund’s relative performance; technology accounted for 40% of relative gains as many of the Fund’s Web 2.0-exposed stocks performed strongly.

Market Review and Investment Strategy

Both the six- and 12-month periods ended January 31, 2010, were encouraging ones for equity investors. As global macroeconomic conditions stabilized and then improved, investors continued to move back into risky assets. While fixed income enjoyed most of the asset flows, most cyclically exposed equities saw rapid price appreciation as well.

2	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Materials, information technology, consumer discretionary and industrial stocks all outperformed the benchmark for the 12-month period, and the Fund was overweight in three of these four sectors via its heightened cyclicality, Web 2.0, emerging market middle class and abating climate change themes. Emerging markets proved especially resilient during the 12-month period, as China, Brazil and India essentially averted a major recession. The Fund’s Global Thematic Portfolio Oversight Group (the “Group”) expects a strong economic recovery both in the US (led by exports and investment) and in many emerging markets (led by consumption growth), and the Fund remains overweight in cyclical stocks and underweight in traditional defensive sectors like consumer staples and telecom services. However, one risk to the equity markets is rising inflation, due to continued easing of fiscal and monetary policy globally.

Regionally, the Group continues to believe that policy responses to the financial crisis of 2008 are more capital friendly in many developing markets like India, China and Brazil, versus fiscal and monetary excesses in the UK and the US. The Group reflects this view through the Fund’s overweight positions in those emerging markets, versus underweight positions in the US and Europe.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2,2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) All Country (AC) World Index (net) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Index (net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

The MSCI AC World Index values are calculated using net returns. Index values are calculated using net and gross returns. Net returns approximate the minimum possible dividend reinvestment—the dividend reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties.

A Word About Risk

The Fund may invest in foreign securities. Foreign markets can be more volatile than the US market due to increased risks of adverse issuer, political, regulatory, market or economic developments. The Fund can invest in emerging market securities. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-US) countries. In addition, because the Fund will invest in foreign currency-denominated securities, fluctuations in the value of the Fund’s investments may be magnified by changes in foreign exchange rates. The Fund may invest in small- and mid-cap companies. Investments in small-cap companies tend to be more volatile than investments in mid- or large-cap companies. The Fund’s investments in smaller capitalization companies may have additional risks because these companies often have limited product lines. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED JANUARY 31, 2010	Returns
	6 Months	12 Months
AllianceBernstein Global Thematic Growth Fund*
Class A	5.14%	55.64%

Class B†	4.72%	54.38%

Class C	4.74%	54.49%

Advisor Class‡	5.27%	56.09%

Class R‡	5.12%	55.69%

Class K‡	5.30%	56.21%

Class I‡	5.46%	56.69%

MSCI All Country World Index (net)	8.44%	40.84%

*  Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance by 0.08% and 0.28% for the six- and 12-month periods ended January 31, 2010, respectively.

†Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

    Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2010
	NAV Returns	SEC Returns

Class A Shares
1 Year	55.64%	49.02%
5 Years	2.84%	1.95%
10 Years	-6.34%	-6.74%

Class B Shares
1 Year	54.38%	50.38%
5 Years	2.01%	2.01%
10 Years(a)	-6.92%	-6.92%

Class C Shares
1 Year	54.49%	53.49%
5 Years	2.08%	2.08%
10 Years	-7.03%	-7.03%

Advisor Class Shares†
1 Year	56.09%	56.09%
5 Years	3.15%	3.15%
10 Years	-6.06%	-6.06%

Class R Shares†
1 Year	55.69%	55.69%
5 Years	2.82%	2.82%
Since Inception*	2.04%	2.04%

Class K Shares†
1 Year	56.21%	56.21%
Since Inception*	2.99%	2.99%

Class I Shares†
1 Year	56.69%	56.69%
Since Inception*	3.31%	3.31%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.70%, 2.54%, 2.45%, 1.40%, 1.60%, 1.31% and 1.01% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K, and Class I shares are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2009)
SEC Returns
Class A Shares
1 Year	48.91%
5 Years	2.10%
10 Years	-6.23%

Class B Shares
1 Year	50.30%
5 Years	2.17%
10 Years(a)	-6.40%

Class C Shares
1 Year	53.36%
5 Years	2.23%
10 Years	-6.51%

Advisor Class Shares†
1 Year	55.98%
5 Years	3.30%
10 Years	-5.54%

Class R Shares†
1 Year	55.58%
5 Years	2.97%
Since Inception*	3.23%

Class K Shares†
1 Year	56.09%
Since Inception*	4.53%

Class I Shares†
1 Year	56.62%
Since Inception*	4.85%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K, and Class I shares are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value August 1, 2009		Ending Account Value January 31, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,051.38	$1,017.44	$7.96	$7.83
Class B	$1,000	$1,000	$1,047.20	$1,013.41	$12.07	$11.88
Class C	$1,000	$1,000	$1,047.43	$1,013.71	$11.77	$11.57
Advisor Class	$1,000	$1,000	$1,052.71	$1,018.95	$6.42	$6.31
Class R	$1,000	$1,000	$1,051.17	$1,017.34	$8.07	$7.93
Class K	$1,000	$1,000	$1,052.98	$1,019.00	$6.36	$6.26
Class I	$1,000	$1,000	$1,054.56	$1,020.57	$4.76	$4.69

*	Expenses are equal to the classes’ annualized expense ratios of 1.54%, 2.34%, 2.28%, 1.24%, 1.56%, 1.23% and 0.92%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Fund Expenses

PORTFOLIO SUMMARY

January 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,130.4

*	All data are as of January 31, 2010. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 2.1% or less in the following countries: Australia, France, Israel, Italy, Netherlands, South Africa and Taiwan.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	9

Portfolio Summary

TEN LARGEST HOLDINGS*

January 31, 2010 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Shaw Group, Inc.	$20,626,852	1.8%
Agnico-Eagle Mines Ltd.	20,522,965	1.8
Barrick Gold Corp.	20,164,262	1.8
Illumina, Inc.	19,922,670	1.8
Greenhill & Co., Inc.	19,387,760	1.7
Rio Tinto PLC	18,418,504	1.6
Schlumberger Ltd.	18,238,404	1.6
Nomura Holdings, Inc.	18,131,482	1.6
Impala Platinum Holdings Ltd.	18,034,077	1.6
Denbury Resources, Inc.	17,984,319	1.6
	$191,431,295	16.9%

*	Long-Term Investments.

10	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

January 31, 2010 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.7%
Financials – 19.3%
Capital Markets – 7.9%
Credit Suisse Group AG (Sponsored ADR)	307,300	$13,269,214
The Goldman Sachs Group, Inc.	87,200	12,968,384
Greenhill & Co., Inc.	249,200	19,387,760
Nomura Holdings, Inc.	2,425,200	18,131,482
TD Ameritrade Holding Corp.(a)	785,900	13,957,584
Yuanta Financial Holding Co. Ltd.	18,995,000	12,049,580

		89,764,004

Commercial Banks – 4.8%
Itau Unibanco Holding SA (ADR)	681,110	13,050,068
Shinhan Financial Group Co. Ltd.	432,650	15,106,932
Standard Chartered PLC	649,700	14,965,010
United Overseas Bank Ltd.	896,000	11,485,167

		54,607,177

Insurance – 1.1%
China Life Insurance Co. Ltd.-Class H	2,827,000	12,485,172

Real Estate Management & Development – 4.3%
CapitaMalls Asia Ltd.(a)	7,802,000	12,816,085
Ciputra Development Tbk PT(a)	111,309,000	8,034,365
Kerry Properties Ltd.	2,918,500	12,983,793
Sun Hung Kai Properties Ltd.	1,107,000	14,295,271

		48,129,514

Thrifts & Mortgage Finance – 1.2%
Housing Development Finance Corp.	256,500	13,234,067

		218,219,934

Industrials – 16.1%
Construction & Engineering – 3.5%
GS Engineering & Construction Corp.	142,050	10,824,692
IVRCL Infrastructures and Projects Ltd.	1,154,400	7,641,331
Shaw Group, Inc.(a)	638,800	20,626,852

		39,092,875

Electrical Equipment – 3.5%
A123 Systems, Inc.(a)	808,700	12,923,026
ABB Ltd. (Sponsored ADR)	842,000	15,181,260
Emerson Electric Co.	283,600	11,780,744

		39,885,030

Industrial Conglomerates – 1.4%
Jaiprakash Associates Ltd.	5,553,550	16,419,020

Machinery – 4.9%
Danaher Corp.	158,800	11,330,380
The Japan Steel Works Ltd.	1,233,000	15,147,903
NGK Insulators Ltd.	623,000	13,606,465
Weg SA	1,615,400	15,468,419

		55,553,167

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Marine – 1.2%
China COSCO Holdings Co. Ltd.-Class H	11,203,000	$13,237,331

Road & Rail – 1.1%
Canadian National Railway Co.	241,100	12,038,123

Trading Companies & Distributors – 0.5%
Mitsubishi Corp.	232,700	5,626,970

		181,852,516

Information Technology – 13.6%
Communications Equipment – 2.7%
Juniper Networks, Inc.(a)	641,000	15,916,030
QUALCOMM, Inc.	369,300	14,472,867

		30,388,897

Computers & Peripherals – 2.4%
Apple, Inc.(a)	64,100	12,314,892
Toshiba Corp.(a)	2,757,000	15,063,775

		27,378,667

Electronic Equipment, Instruments & Components – 0.7%
Byd Co. Ltd.-Class H(a)	1,020,000	7,398,527

Internet Software & Services – 3.3%
Equinix, Inc.(a)	141,600	13,626,168
Rackspace Hosting, Inc.(a)	583,300	10,627,726
Tencent Holdings Ltd.	691,000	12,801,396

		37,055,290

Software – 4.5%
Red Hat, Inc.(a)	535,770	14,583,660
Salesforce.com, Inc.(a)	196,500	12,487,575
Shanda Interactive Entertainment Ltd. (Sponsored ADR)(a)	247,300	11,427,733
VMware, Inc.-Class A(a)	276,700	12,564,947

		51,063,915

		153,285,296

Energy – 12.2%
Energy Equipment & Services – 5.3%
National - Oilwell Varco, Inc.	322,000	13,169,800
Saipem SpA	370,325	11,989,621
Schlumberger Ltd.	287,400	18,238,404
WorleyParsons Ltd.	806,900	16,683,072

		60,080,897

Oil, Gas & Consumable Fuels – 6.9%
Cameco Corp.	605,295	16,360,089
Denbury Resources, Inc.(a)	1,327,256	17,984,319
EXCO Resources, Inc.	692,200	12,141,188
Occidental Petroleum Corp.	205,300	16,083,202
Petroleo Brasileiro SA (Sponsored ADR)	382,900	15,534,253

		78,103,051

		138,183,948

12	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 12.2%
Auto Components – 1.1%
Johnson Controls, Inc.	458,000	$12,746,140

Automobiles – 3.9%
Hyundai Motor Co.	123,400	11,915,446
Toyota Motor Corp. (Sponsored ADR)	195,700	15,068,900
Volkswagen AG	209,000	16,924,904

		43,909,250

Hotels, Restaurants & Leisure – 1.1%
Ctrip.com International Ltd. (ADR)(a)	379,600	11,877,684

Household Durables – 0.8%
Panasonic Corp.	607,800	9,496,464

Internet & Catalog Retail – 2.6%
Amazon.Com, Inc.(a)	113,100	14,183,871
NetFlix, Inc.(a)	248,800	15,487,800

		29,671,671

Media – 2.7%
Publicis Groupe	383,200	15,764,186
The Walt Disney Co.	477,900	14,121,945

		29,886,131

		137,587,340

Health Care – 9.7%
Biotechnology – 2.5%
Cepheid, Inc.(a)	818,500	12,023,765
Genomic Health, Inc.(a)	1,002,700	16,574,631

		28,598,396

Health Care Providers & Services – 1.4%
Medco Health Solutions, Inc.(a)	260,400	16,009,392

Health Care Technology – 0.5%
athenahealth, Inc.(a)	134,900	5,306,966

Life Sciences Tools & Services – 3.2%
Illumina, Inc.(a)	543,000	19,922,670
Qiagen NV(a)	769,200	16,737,792

		36,660,462

Pharmaceuticals – 2.1%
Roche Holding AG	51,546	8,647,923
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	261,080	14,808,458

		23,456,381

		110,031,597

Materials – 9.3%
Chemicals – 2.5%
Linde AG	117,500	12,887,159
Monsanto Co.	204,500	15,517,460

		28,404,619

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Metals & Mining – 6.8%
Agnico Eagle Mines Ltd.	364,900	$18,445,495
Agnico Eagle Mines Ltd. (ADR)	41,000	2,077,470
Barrick Gold Corp.	579,100	20,164,262
Impala Platinum Holdings Ltd.	703,893	18,034,077
Rio Tinto PLC	377,698	18,418,504

		77,139,808

		105,544,427

Telecommunication Services – 3.7%
Diversified Telecommunication Services – 2.6%
China Unicom Hong Kong Ltd. (ADR)	1,228,690	13,761,328
Telekomunikasi Indonesia Tbk PT	16,070,000	15,956,803

		29,718,131

Wireless Telecommunication Services – 1.1%
Softbank Corp.	471,300	11,983,150

		41,701,281

Consumer Staples – 3.6%
Beverages – 1.1%
Heckmann Corp.(a)	2,647,100	12,891,377

Food Products – 2.5%
Chaoda Modern Agriculture Holdings Ltd.	16,462,000	16,109,328
BRF - Brazil Foods SA.	247,100	11,883,039

		27,992,367

		40,883,744

Total Common Stocks (cost $953,618,211)		1,127,290,083

	Contracts(b)

OPTIONS PURCHASED – PUTS – 0.0%
Powershares DB US Expiration: Mar `10, Exercise Price: $22.0(a) (cost $690,000)	15,000	60,000

	Shares

SHORT-TERM INVESTMENTS – 0.9%
Investment Companies – 0.9%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(c) (cost $10,351,494)	10,351,494	10,351,494

Total Investments – 100.6% (cost $964,659,705)		1,137,701,577
Other assets less liabilities – (0.6)%		(7,268,711)

Net Assets – 100.0%		$1,130,432,866

14	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at January 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
British Pound settling 4/15/10	4,948	$7,973,504	$7,905,279	$(68,225)
British Pound settling 4/15/10	7,905	12,792,978	12,629,594	(163,384)
Euro settling 4/15/10	19,817	28,745,549	27,471,298	(1,274,251)

(a)	Non-income producing security.

(b)	One contract relates to 100 shares

(c)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	15

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

January 31, 2010 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $954,308,211)	$1,127,350,083
Affiliated issuers (cost $10,351,494)	10,351,494
Foreign currencies, at value (cost $7,922,047)	7,915,881
Receivable for investment securities sold and foreign currency transactions	15,292,402
Receivable for capital stock sold	3,557,855
Dividends receivable	590,377

Total assets	1,165,058,092

Liabilities
Payable for investment securities purchased and foreign currency transactions	23,907,220
Payable for capital stock redeemed	5,974,694
Advisory fee payable	2,122,394
Unrealized depreciation of forward currency exchange contracts	1,505,860
Distribution fee payable	432,247
Transfer Agent fee payable	297,855
Administrative fee payable	31,862
Accrued expenses and other liabilities	353,094

Total liabilities	34,625,226

Net Assets	$1,130,432,866

Composition of Net Assets
Capital stock, at par	$190,498
Additional paid-in capital	2,924,278,750
Distributions in excess of net investment income	(11,154,498)
Accumulated net realized loss on investment and foreign currency transactions	(1,954,458,541)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	171,576,657

$1,130,432,866

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$859,501,189	14,127,433	$60.84	*

B	$86,791,325	1,641,534	$52.87

C	$120,892,785	2,277,555	$53.08

Advisor	$47,611,734	750,095	$63.47

R	$5,610,523	92,476	$60.67

K	$4,525,002	73,154	$61.86

I	$5,500,308	87,561	$62.82

*	The maximum offering price per share for Class A shares was $63.54 which reflects a sales charge of 4.25%.

See notes to financial statements.

16	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended January 31, 2010 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $159,788)	$4,772,700
Affiliated issuers	2,340
Interest	625	$4,775,665

Expenses
Advisory fee (see Note B)	4,252,967
Distribution fee—Class A	1,350,362
Distribution fee—Class B	516,060
Distribution fee—Class C	631,822
Distribution fee—Class R	14,258
Distribution fee—Class K	6,039
Transfer agency—Class A	1,965,128
Transfer agency—Class B	276,788
Transfer agency—Class C	301,856
Transfer agency—Advisor Class	105,163
Transfer agency—Class R	7,414
Transfer agency—Class K	4,453
Transfer agency—Class I	3,138
Printing	166,407
Custodian	135,279
Administrative	60,110
Registration fees	58,692
Legal	25,757
Directors’ fees	25,528
Audit	24,626
Miscellaneous	22,853

Total expenses		9,954,700

Net investment loss		(5,179,035)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		123,144,203	(a)
Foreign currency transactions		12,167,335
Net change in unrealized appreciation/depreciation of:
Investments		(65,444,762	)(b)
Foreign currency denominated assets and liabilities		(7,455,614)

Net gain on investment and foreign currency transactions		62,411,162

Net Increase in Net Assets from Operations		$57,232,127

(a)	Net of foreign capital gains taxes of $31,588.
(b)	Net of decrease in accrued foreign capital gains taxes of $256,239.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	17

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended January 31, 2010 (unaudited)		Year Ended July 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(5,179,035)		$(3,855,891)
Net realized gain (loss) on investment and foreign currency transactions	135,311,538		(266,173,058)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(72,900,376)		136,966,467
Contributions from Adviser (see Note B)	– 0	–	361,366

Net increase (decrease) in net assets from operations	57,232,127		(132,701,116)
Dividends to Shareholders from
Net investment income
Class A	(11,426,967)		– 0	–
Class B	(1,468,178)		– 0	–
Class C	(1,829,928)		– 0	–
Advisor Class	(611,867)		– 0	–
Class R	(71,897)		– 0	–
Class K	(61,304)		– 0	–
Class I	(69,378)		– 0	–
Capital Stock Transactions
Net decrease	(20,819,814)		(60,032,089)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	2,690,239

Total increase (decrease)	20,872,794		(190,042,966)
Net Assets
Beginning of period	1,109,560,072		1,299,603,038

End of period (including undistributed/(distributions in excess of) net investment income of ($11,154,498) and $9,564,056, respectively)	$1,130,432,866		$1,109,560,072

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

January 31, 2010 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Global Thematic Growth Fund, Inc., (formerly, AllianceBernstein Global Technology Fund, Inc.) (the “Fund”), organized as a Maryland corporation on December 24, 1980, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	19

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.

20	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial StatementS

Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of January 31, 2010:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Financials	$85,449,095	$132,770,839	$—	$218,219,934
Industrials	99,348,804	82,503,712	—	181,852,516
Information Technology	118,021,598	35,263,698	—	153,285,296
Energy	109,511,255	28,672,693	—	138,183,948
Consumer Discretionary	83,486,340	54,101,000	—	137,587,340
Health Care	101,383,674	8,647,923	—	110,031,597
Materials	56,204,687	49,339,740	—	105,544,427
Telecommunication Services	13,761,328	27,939,953	—	41,701,281
Consumer Staples	24,774,416	16,109,328	—	40,883,744
Option Purchased – Puts	—	60,000	—	60,000
Short-Term Investments	10,351,494	—	—	10,351,494

Total Investments in Securities	702,292,691	435,408,886+	—	1,137,701,577
Other Financial Instruments*:
Assets	—	—	—	—
Liabilities	—	(1,505,860)	—	(1,505,860)

Total	$702,292,691	$433,903,026	$—	$1,136,195,717

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund's investments are categorized as Level 2 investments.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	21

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

22	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a quarterly advisory fee equal to the following percentages of the value of the Fund’s aggregate net assets at the close of business on the last business day of the previous quarter: .25 of .75% of the first $2.5 billion, .25 of ..65% of the next $2.5 billion, and .25 of .60% of the net assets in excess of $5 billion. The fee is accrued daily and paid quarterly.

During the year ended July 31, 2009, the Adviser reimbursed the Fund $361,366 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended January 31, 2010, such fee amounted to $60,110.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,486,760 for the six months ended January 31, 2010.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $15,377 from the sale of Class A shares and received $5,550, $29,436 and $2,691 in

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	23

Notes to Financial Statements

contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2010.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended January 31, 2010 is as follows:

Market Value July 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value January 31, 2010 (000)	Dividend Income (000)
$ 3,002	$140,091	$132,742	$10,351	$2

Brokerage commissions paid on investment transactions for the six months ended January 31, 2010 amounted to $1,295,126, of which $3,436 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $65,744,936, $7,674,068, $130,011 and $16,162 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the

24	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2010 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$628,898,934		$656,668,958
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$201,601,939
Gross unrealized depreciation	(28,560,067)

Net unrealized appreciation	$173,041,872

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	25

Notes to Financial Statements

as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the six months ended January 31, 2010, the Fund had no transactions in written options.

26	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

At January 31, 2010, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts			Unrealized depreciation of forward currency exchange contracts	$1,505,860

Equity contracts	Investments, at value	$60,000

Total		$60,000		$1,505,860

The effect of derivative instruments on the statement of operations for the six months ended January 31, 2010:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(12,045,827)	$(7,429,973)

Equity contracts	Net realized gain on investment transactions; Net change in unrealized appreciation/depreciation of investments		(630,000)

Total		$(12,045,827)	$(8,059,973)

For the six months ended January 31, 2010, the average monthly principal amount of foreign currency exchange contracts was $282,420,380 and average monthly cost amount of options contracts was $197,143.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	27

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Six Months Ended January 31, 2010 (unaudited)		Year Ended July 31, 2009		Six Months Ended January 31, 2010 (unaudited)		Year Ended July 31, 2009

Class A
Shares sold	951,185		1,511,803		$59,961,197		$72,296,279

Shares issued in reinvestment of dividends	167,061		– 0	–	10,566,606		– 0	–

Shares converted from Class B	246,718		1,035,383		15,284,326		49,697,199

Shares issued in connection with the acquisition of AllianceBernstein Global Health Care Fund, Inc.	– 0	–	946,638		– 0	–	42,499,210

Shares redeemed	(1,469,815)		(3,846,647)		(92,431,197)		(180,828,431)

Net decrease	(104,851)		(352,823)		$(6,619,068)		$(16,335,743)

28	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

	Shares				Amount
	Six Months Ended January 31, 2010 (unaudited)		Year Ended July 31, 2009		Six Months Ended January 31, 2010 (unaudited)		Year Ended July 31, 2009

Class B
Shares sold	49,539		147,499		$2,714,110		$6,112,749

Shares issued in reinvestment of dividends	25,385		– 0	–	1,397,453		– 0	–

Shares issued in connection with the acquisition of AllianceBernstein Global Health Care Fund, Inc.	– 0	–	483,152		– 0	–	19,079,455

Shares converted to Class A	(283,172)		(1,179,172)		(15,284,326)		(49,697,199)

Shares redeemed	(194,250)		(662,601)		(10,661,978)		(27,359,995)

Net decrease	(402,498)		(1,211,122)		$(21,834,741)		$(51,864,990)

Class C
Shares sold	164,776		106,567		$9,124,749		$4,593,411

Shares issued in reinvestment of dividends	30,140		– 0	–	1,665,865		– 0	–

Shares issued in connection with the acquisition of AllianceBernstein Global Health Care Fund, Inc.	– 0	–	300,917		– 0	–	11,920,263

Shares redeemed	(199,026)		(561,672)		(10,963,989)		(22,783,977)

Net decrease	(4,110)		(154,188)		$(173,375)		$(6,270,303)

Advisor Class
Shares sold	199,017		309,483		$13,075,624		$14,594,434

Shares issued in reinvestment of dividends	8,610		– 0	–	567,812		– 0	–

Shares issued in connection with the acquisition of AllianceBernstein Global Health Care Fund, Inc.	– 0	–	91,083		– 0	–	4,248,305

Shares redeemed	(125,592)		(204,770)		(8,375,283)		(9,577,523)

Net increase	82,035		195,796		$5,268,153		$9,265,216

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	29

Notes to Financial Statements

	Shares				Amount
	Six Months Ended January 31, 2010 (unaudited)		Year Ended July 31, 2009		Six Months Ended January 31, 2010 (unaudited)		Year Ended July 31, 2009

Class R
Shares sold	13,649		34,559		$868,098		$1,586,810

Shares issued in reinvestment of dividends	1,139		– 0	–	71,808		– 0	–

Shares issued in connection with the acquisition of AllianceBernstein Global Health Care Fund, Inc.	– 0	–	19,944		– 0	–	892,432

Shares redeemed	(11,117)		(26,604)		(707,793)		(1,220,177)

Net increase	3,671		27,899		$232,113		$1,259,065

Class K
Shares sold	7,487		56,569		$480,320		$2,765,785

Shares issued in reinvestment of dividends	954		– 0	–	61,303		– 0	–

Shares issued in connection with the acquisition of AllianceBernstein Global Health Care Fund, Inc.	– 0	–	3,624		– 0	–	164,573

Shares redeemed	(8,436)		(24,580)		(552,032)		(1,310,470)

Net increase	5		35,613		$(10,409)		$1,619,888

Class I
Shares sold	45,391		52,893		$2,781,687		$2,568,906

Shares issued in reinvestment of dividends	1,058		– 0	–	69,070		– 0	–

Shares issued in connection with the acquisition of AllianceBernstein Global Health Care Fund, Inc.	– 0	–	198		– 0	–	9,092

Shares redeemed	(8,261)		(5,925)		(533,244)		(283,220)

Net increase	38,188		47,166		$2,317,513		$2,294,778

For the year ended July 31, 2009, the Fund received $2,690,239 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

30	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. As such, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2010.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	31

Notes to Financial Statements

NOTE H

Acquisition of AllianceBernstein Global Health Care Fund, Inc.

On October 31, 2008, the Fund acquired all of the net assets of AllianceBernstein Global Health Care Fund, Inc. (“Global Health Care”), pursuant to an Agreement and Plan of Acquisition and Liquidation approved by the Board of Directors of the Fund at the Regular Meetings of the Board of Directors of the Fund held on August 7, 2008. On October 31, 2008, the acquisition was accomplished by a tax-free exchange of 1,845,556 shares of the Fund for 7,840,965 shares of Global Health Care. The net assets of the Fund and Global Health Care immediately before the acquisition were $864,850,415 and $78,813,330 (including $9,027,708 of net unrealized appreciation of investments), respectively. Immediately after the acquisition, the combined net assets of the Fund amounted to $943,663,745.

NOTE I

Components of Accumulated Earnings (Deficit)

As of July 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$15,488,169
Accumulated capital and other losses	(2,072,945,163	)(a)
Unrealized appreciation/(depreciation)	221,728,004	(b)

Total accumulated earnings/(deficit)	$(1,835,728,990)

(a)

On July 31, 2009, the Fund had a net capital loss carryforward for federal income tax purposes of $1,929,177,820 of which $1,330,398,762 expires in 2010, $451,220,626 expires in 2011 and $147,558,432 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended July 31, 2009, the Fund deferred to August 1, 2009, post-October capital losses of $143,767,343. During the fiscal year, $345,603,944 of the Fund’s capital loss carryforwards expired.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable to the tax deferral of losses on wash sales and realization for tax purposes of gains/losses on certain derivative instruments.

NOTE J

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed

32	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Notes to Financial Statements

certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	33

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended January 31, 2010 (unaudited)	Year Ended July 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 58.61	$ 64.34	$ 70.75	$ 54.64	$ 56.56	$ 49.14

Income From Investment Operations
Net investment loss(a)	(.23)	(.11)	(.31)	(.45)	(.56)	(.34	)(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.27	(5.64)	(6.10)	16.56	(1.36)	7.76
Contributions from Adviser	– 0	–	.02	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	3.04	(5.73)	(6.41)	16.11	(1.92)	7.42

Less: Dividends
Dividends from net investment income	(.81)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 60.84	$ 58.61	$ 64.34	$ 70.75	$ 54.64	$ 56.56

Total Return
Total investment return based on net asset value(d)	5.14	%*	(8.91	)%*	(9.06	)%*	29.49%	(3.40)%	15.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$859,501	$834,209	$938,400	$998,217	$880,239	$1,067,072
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.54	%(e)	1.70%	1.46	%(f)	1.45	%(f)	1.67	%(f)(g)	1.66%
Expenses, before waivers/reimbursements	1.54	%(e)	1.70%	1.46	%(f)	1.45	%(f)	1.67	%(f)(g)	1.68%
Net investment loss	(.74	)%(e)	(.23)%	(.43)%	(.69)%	(.95	)%(g)	(.65	)%(b)
Portfolio turnover rate	55%	201%	118%	111%	106%	80%

See footnote summary on pages 40 and 41.

34	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended January 31, 2010 (unaudited)	Year Ended July 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 51.23	$ 56.71	$ 62.88	$ 48.95	$ 51.06	$ 44.71

Income From Investment Operations
Net investment loss(a)	(.42)	(.47)	(.80)	(.87)	(.92)	(.68	)(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.87	(5.02)	(5.37)	14.80	(1.19)	7.03
Contributions from Adviser	– 0	–	.01	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.45	(5.48)	(6.17)	13.93	(2.11)	6.35

Less: Dividends
Dividends from net investment income	(.81)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 52.87	$ 51.23	$ 56.71	$ 62.88	$ 48.95	$ 51.06

Total Return
Total investment return based on net asset value(d)	4.72	%*	(9.66	)%*	(9.81	)%*	28.46%	(4.13)%	14.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$86,791	$104,726	$184,615	$416,760	$549,277	$844,111
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.34	%(e)	2.54%	2.29	%(f)	2.26	%(f)	2.46	%(f)(g)	2.43%
Expenses, before waivers/reimbursements	2.34	%(e)	2.54%	2.29	%(f)	2.26	%(f)	2.46	%(f)(g)	2.46%
Net investment loss	(1.52	)%(e)	(1.12)%	(1.26)%	(1.52)%	(1.74	)%(g)	(1.42	)%(b)
Portfolio turnover rate	55%	201%	118%	111%	106%	80%

See footnote summary on pages 40 and 41.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended January 31, 2010 (unaudited)	Year Ended July 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 51.42	$ 56.88	$ 63.01	$ 49.02	$ 51.11	$ 44.73

Income From Investment Operations
Net investment loss(a)	(.41)	(.42)	(.74)	(.83)	(.90)	(.66	)(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.88	(5.06)	(5.39)	14.82	(1.19)	7.04
Contributions from Adviser	– 0	–	.02	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	2.47	(5.46)	(6.13)	13.99	(2.09)	6.38

Less: Dividends
Dividends from net investment income	(.81)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 53.08	$ 51.42	$ 56.88	$ 63.01	$ 49.02	$ 51.11

Total Return
Total investment return based on net asset value(d)	4.74	%*	(9.60	)%*	(9.73	)%*	28.54%	(4.09)%	14.26%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$120,893	$117,334	$138,553	$176,472	$188,275	$261,596
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.28	%(e)	2.45%	2.20	%(f)	2.19	%(f)	2.40	%(f)(g)	2.39%
Expenses, before waivers/reimbursements	2.28	%(e)	2.45%	2.20	%(f)	2.19	%(f)	2.40	%(f)(g)	2.41%
Net investment loss	(1.48	)%(e)	(.99)%	(1.17)%	(1.44)%	(1.68	)%(g)	(1.37	)%(b)
Portfolio turnover rate	55%	201%	118%	111%	106%	80%

See footnote summary on pages 40 and 41.

36	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended January 31, 2010 (unaudited)	Year Ended July 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 61.03	$ 66.80	$ 73.24	$ 56.37	$ 58.18	$ 50.40

Income From Investment Operations
Net investment income (loss)(a)	(.15)	.05	(.10)	(.26)	(.36)	(.20	)(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.40	(5.84)	(6.34)	17.13	(1.45)	7.98
Contributions from Adviser	– 0	–	.02	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	3.25	(5.77)	(6.44)	16.87	(1.81)	7.78

Less: Dividends
Dividends from net investment income	(.81)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 63.47	$ 61.03	$ 66.80	$ 73.24	$ 56.37	$ 58.18

Total Return
Total investment return based on net asset value(d)	5.27	%*	(8.64	)%*	(8.79	)%*	29.93%	(3.11)%	15.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$47,612	$40,770	$31,546	$56,148	$46,297	$90,583
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.24	%(e)	1.40%	1.17	%(f)	1.15	%(f)	1.36	%(f)(g)	1.35%
Expenses, before waivers/reimbursements	1.24	%(e)	1.40%	1.17	%(f)	1.15	%(f)	1.36	%(f)(g)	1.38%
Net investment income loss)	(.44	)%(e)	.11%	(.14)%	(.39)%	(.62	)%(g)	(.36	)%(b)
Portfolio turnover rate	55%	201%	118%	111%	106%	80%

See footnote summary on pages 40 and 41.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended January 31, 2010 (unaudited)	Year Ended July 31,
2009	2008	2007	2006	2005

Net asset value, beginning of period	$ 58.46	$ 64.10	$ 70.52	$ 54.54	$ 56.44	$ 49.08

Income From Investment Operations
Net investment loss(a)	(.24)	(.04)	(.34)	(.54)	(.42)	(.38	)(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.26	(5.62)	(6.09)	16.52	(1.48)	7.74
Contributions from Adviser	– 0	–	.02	.01	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	3.02	(5.64)	(6.42)	15.98	(1.90)	7.36

Less: Dividends
Dividends from net investment income	(.81)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 60.67	$ 58.46	$ 64.10	$ 70.52	$ 54.54	$ 56.44

Total Return
Total investment return based on net asset value(d)	5.12	%*	(8.80	)%*	(9.11	)%*	29.30%	(3.37)%	15.00%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,611	$5,192	$3,904	$1,244	$481	$74
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.56	%(e)	1.61%	1.48%	1.60	%(f)	1.59	%(f)(g)	1.71%
Expenses, before waivers/reimbursements	1.56	%(e)	1.61%	1.48%	1.60	%(f)	1.59	%(f)(g)	1.74%
Net investment loss	(.76	)%(e)	(.09)%	(.47)%	(.84)%	(.73	)%(g)	(.70	)%(b)
Portfolio turnover rate	55%	201%	118%	111%	106%	80%

See	footnote summary on pages 40 and 41.

38	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended January 31, 2010 (unaudited)		Year Ended July 31,								March 1, 2005(h) to July 31, 2005
			2009		2008		2007		2006

Net asset value, beginning of period	$ 59.49		$ 65.02		$ 71.33		$ 54.95		$ 56.70		$ 54.19

Income From Investment Operations
Net investment income (loss)(a)	(.14)		.11		(.16)		(.13)		(.36)		(.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.32		(5.66)		(6.15)		16.51		(1.39)		2.54
Contributions from Adviser	– 0	–	.02		.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	3.18		(5.53)		(6.31)		16.38		(1.75)		2.51

Less: Dividends
Dividends from net investment income	(.81)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 61.86		$ 59.49		$ 65.02		$ 71.33		$ 54.95		$ 56.70

Total Return
Total investment return based on net asset value(d)	5.30	%*	(8.50	)%*	(8.85	)%*	29.81%		(3.09)%		4.63%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,525		$4,352		$2,440		$983		$10		$11
Ratio to average net assets of:
Expenses	1.23	%(e)	1.31%		1.22%		1.22	%(f)	1.37	%(f)(g)	1.05	%(e)
Net investment income (loss)	(.44	)%(e)	.23%		(.23)%		(.23)%		(.61	)%(g)	(.15	)%(e)
Portfolio turnover rate	55%		201%		118%		111%		106%		80%

See	footnote summary on pages 40 and 41.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended January 31, 2010 (unaudited)		Year Ended July 31,								March 1, 2005(h) to July 31, 2005
			2009		2008		2007		2006

Net asset value, beginning of period	$ 60.31		$ 65.67		$ 71.77		$ 55.18		$ 56.76		$ 54.19

Income From Investment Operations
Net investment income (loss)(a)	(.05)		.34		.13		(.18)		.00	(c)	.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.37		(5.73)		(6.24)		16.77		(1.58	)†	2.55
Contributions from Adviser	– 0	–	.03		.01		– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	3.32		(5.36)		(6.10)		16.59		(1.58)		2.57

Less: Dividends
Dividends from net investment income	(.81)		– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Net asset value, end of period	$ 62.82		$ 60.31		$ 65.67		$ 71.77		$ 55.18		$ 56.76

Total Return
Total investment return based on net asset value(d)	5.46	%*	(8.16	)%*	(8.50	)%*	30.07%		(2.78)%		4.75%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$ 5,500		$ 2,977		$ 145		$ 13		$ 282		$ 10
Ratio to average net assets of:
Expenses	.92	%(e)	1.01%		.80%		.98	%(f)	.94	%(f)(g)	.81	%(e)
Net investment income (loss)	(.16	) %(e)	.71%		.17%		(.27	) %	(.01	) %(g)	.10	%(e)
Portfolio turnover rate	55%		201%		118%		111%		106%		80%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

40	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Financial Highlights

(f)	Ratios reflect expenses grossed up, where applicable, for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

	Year Ended July 31,
	2008	2007	2006
Class A	1.45%	1.43%	1.66%
Class B	2.28%	2.24%	2.45%
Class C	2.19%	2.17%	2.39%
Advisor Class	1.16%	1.13%	1.35%
Class R	—	1.58%	1.58%
Class K	—	1.20%	1.36%
Class I	—	.96%	.93%

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

(h)	Commencement of operations.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended January 31, 2010 and years ended July 31, 2009 and July 31, 2008 by 0.08%, 0.24% and 0.32%, respectively.

†	Due to the timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	41

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey (1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Robert M. Keith,

President and Chief Executive Officer

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Joseph G. Carson(2), Vice President

Amy P. Raskin(2), Vice President

Andrew Reiss(2), Vice President

Robert W. Scheetz(2), Vice President

Lisa A. Shalett(2), Vice President

Catherine D. Wood(2), Vice President

Vadim Zlotnikov(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund will be made by the Adviser’s Global Thematic Growth Portfolio Oversight Group. Mses. Catherine D. Wood, Amy P. Raskin and Lisa A. Shalett and Messrs. Joseph G. Carson, Andrew Reiss, Robert W. Scheetz and Vadim Zlotnikov, are the investment professionals with the most significant responsibility for the day-to-day management of, and investment decisions for, the Fund.

42	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Thematic Growth Fund, Inc. (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in con-

1	It should be noted that the information in the fee summary was completed on April 23, 2009 and presented to the Board of Directors on May 5-7, 2009.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

3	On November 3, 2008, AllianceBernstein Global Technology Fund, Inc. merged with AllianceBernstein Global Health Care Fund, Inc. and then changed its name to AllianceBernstein Global Thematic Growth Fund, Inc.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	43

sideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Advisory Fee[5]	Net Assets 02/28/09 ($MIL)	Fund
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$732.0	Global Thematic Growth Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $115,640 (0.002% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recent semi-annual period:6

Fund	Total Expense Ratio[7] (as of 01/31/09)		Fiscal Year
Global Thematic Growth Fund, Inc.	Advisor	1.36%	July 31
	Class A	1.65%
	Class B	2.49%
	Class C	2.40%
	Class R	1.51%
	Class K	1.22%
	Class I	0.82%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifi-

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	The advisory fee is based on the percentage of the Fund’s net assets at quarter end and is paid on a quarterly basis.

6	Semi-annual total expense ratios are unaudited.

7	Annualized.

44	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

cations required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Fund.8 However, with respect to the Fund, the Adviser represented that there is no institutional product that has a substantially similar investment style as the Fund.

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	45

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Fund.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[11]	Lipper Exp. Group Median (%)	Rank
Global Thematic Growth Fund, Inc.	0.750	0.777	2/7

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund. It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

46	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper utilizes but given market conditions during 2008, especially the last three months of 2008, the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 compared to other years under more normal market conditions.13

Fund	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Thematic Growth Fund, Inc.	1.449	1.504	3/7	1.572	5/13

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2008, relative to 2007.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and

13	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2008 will not be reflective of the market declines that occurred in the second half of 2008, in contrast to a fund with a fiscal year end of December 31, 2008.
14	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	47

the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $21 million for distribution services and educational support (revenue sharing payments). During the Fund’s most recently completed fiscal year, ABI received from the Fund $20,749, $7,929,964 and $159,573 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.15

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $3,435,695 in fees from the Fund.16

The Portfolio may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. During the Portfolio’s most recently completed fiscal year, the Portfolio did not effect any brokerage transactions with and pay any commission to SCB. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These

15	The amounts shown are the 12b-1 and CDSC fees of the fund prior to the Fund’s recent merger and do not include amounts of the acquired fund(s).
16	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $177,695 under the offset agreement between the Fund and ABIS. The amounts shown are the Fund’s ABIS fees and expense offsets prior to the Fund’s recent merger and does not include amounts of the acquired fund(s).

48	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.
18	The Deli study was originally published in 2002 based on 1997 data.
19	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	49

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $411 billion as of March 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund20 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended January 31, 2009.22

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	-40.54	-40.54	-41.83	4/7	7/16
3 year	-14.48	-12.84	-14.45	5/7	9/16
5 year	-6.93	-5.73	-6.33	5/7	9/16
10 year	-6.61	-6.61	-6.61	3/5	4/7

20	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.
21	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.
22	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

50	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)23 versus its benchmark.24 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.25

	Periods Ending January 31, 2009 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Thematic Growth Fund, Inc.	-40.54	-14.48	-6.93	-6.61	10.85	29.38	-0.20	10
MSCI AC World Index (Net)[26]	-42.42	-12.04	-2.16	N/A	N/A	15.94	-0.21	10
MSCI World IT Index (Net)	-38.69	-13.15	-7.03	-7.14	N/A	N/A	N/A	N/A
Inception Date: March 1, 1982

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 29, 2009

23	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.
24	The Adviser provided Fund and benchmark performance return information for periods through January 31, 2009.
25	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.
26	Prior to November 3, 2008, the Fund’s benchmark was MSCI World IT Index (Net).

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND •	51

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio*

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National Arizona California Massachusetts Michigan Minnesota	New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. U.S. Strategic Research Portfolio was incepted on December 23, 2009. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

52	• ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GTG-0152-0110

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Thematic Growth Fund, Inc.

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date: March 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith President

Date: March 26, 2010

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date: March 26, 2010